                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 10, 2007 (June 29, 2007)

                                Chinawe.com Inc.
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             (Exact name of registrant as specified in its charter)

         California                      000-26169             95-462728
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(State or other jurisdiction of        (Commission            (IRS Employer
           incorporation)              File Number)         Identification No.)

Room 1304, Dongbao Tower, 767 Dongfeng Road East, Guangzhou, China      510600
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code (8620) 3821-0119
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             EXPLANATORY STATEMENT

The Current Report on Form 8-K filed by Chinawe.com Inc. with the Securities and Exchange Commission on July 5, 2007 is hereby amended by adding in the appropriate sub-section references to Item 4.01 thereof.

Item 4.01     Changes in Registrant's Certifying Accountant.

          (a) Following the reorganization of Moores Rowland Mazars (the "Former
              Auditors") on June 1, 2007, in which certain of its partners joined Mazars CPA Limited ("Mazars") and the Former Auditors changed its name to Moores Rowland, the Former Auditors resigned as the independent auditors of Chinawe.com Inc. (the "Company"), effective June 29, 2007. Moores Rowland Mazars had been the
              Company's auditors since March 7, 2003. The Company's Board of
              Directors (the "Board") accepted the resignation of the Former
              Auditors on June 29, 2007.

              The Former Auditors' audit report on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditors' report on the
              Company's consolidated financial statements for the fiscal year ended December 31, 2006 included an explanatory paragraph
              describing the uncertainty as to the Company's ability to continue as a going concern.

              During the Company's two most recent fiscal years and through the subsequent interim period on or prior to June 29, 2007, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former
              Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item
              304(a)(1)(iv)(A) through (E) of Regulation S-B have occurred.

              The Company has provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and has
              requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree. A copy of such letter, dated July 3,
              2007, is filed as Exhibit 16.1 hereto and is incorporated by reference herein.

          (b) As key members of the Former Auditors servicing the Company previously have joined Mazars, the Board appointed Mazars as the
              Company's new independent auditors (the "New Auditors"), effective from June 29, 2007.

              During the Company's two most recent fiscal years and subsequent interim period on or prior to June 29, 2007, the Company did not consult with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item
              304(a)(2) of Regulation S-B.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1  Letter from Moores Rowland, dated July 3, 2007, to the Securities and Exchange Commission.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2007                        CHINAWE.COM INC.

                                           By: /s/ Man Keung Wai
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                                               Man Keung Wai
                                               Chief Executive Officer

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                                  EXHIBIT INDEX
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  Exhibit No.               Description
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  Exhibit 16.1              Letter from Moores Rowland, dated July 3, 2007, to
                            the Securities and Exchange Commission.